SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          _________________________

                                  FORM 8-K/A

                                CURRENT REPORT

                          _________________________

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): January 11, 1995

                         SHAWMUT NATIONAL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

             Delaware                 1-10102                 06-1212629
          (State or Other          (Commission File         (IRS Employer
          Jurisdiction of            Number)                Identification No.)
          Incorporation)

                  777 Main Street, Hartford, Connecticut      06115
                  One Federal Street, Boston, Massachusetts   02211
                  (Address of principal executive offices)   (Zip Codes)

                               (617) 292-2000
                               (203) 986-2000
               Registrant's telephone numbers, including area codes:

                                Not Applicable
          (Former name or former address, if changed since last report)

     ITEM 5.   OTHER EVENTS

          Shawmut National Corporation (the "Company") is filing a revised Exhibit 23.2 - Consent of Deloitte & Touche LLP to amend in its entirety Exhibit 23.2 filed with the Company's Current Report on Form 8-K dated January 11, 1995.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
               FINANCIAL INFORMATION AND EXHIBITS.

          (c) The following exhibit is filed with this Amendment to Current Report on Form 8-K,


     Exhibit Number

     23.2      Consent of Deloitte & Touche LLP.



                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     SHAWMUT NATIONAL CORPORATION



                                      By: /s/ Joel B. Alvord
                                          Joel B. Alvord
                                          Chairman and Chief Executive Officer

     Dated: February 7, 1995



                    EXHIBIT LIST

     23.2      Consent of Deloitte & Touche LLP.